EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of our report dated April 25, 2016 and April 27, 2016, relating to the financial statements of Separate Account VA B and Separate Account VA B NY, respectively, and to the use of our reports dated April 25, 2016 and April 27, 2016, relating to the financial statements of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, respectively, which appear in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 27, 2016

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated February 6, 2015, with respect to the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company, (2) dated April 25, 2016, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company included in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4, No. 333-185573) and related Prospectuses of Transamerica Variable Annuity Series, MEMBERS Variable Annuity Series and Partners Variable Annuity Series.

/s/ Ernst & Young LLP

Des Moines, IA

April 27, 2016